                             Securities and Exchange Commission
                                   Washington, D.C. 20549
                           ---------------------------------------

                                          FORM 8-K

                                       CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported): March 11, 2005

                                 The Phoenix Companies, Inc.
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                   (Exact Name of Registrant as Specified in Its Charter)

     Delaware                               1-16517                          06-1599088
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(State or Other Jurisdiction        (Commission File Number)                   (IRS Employer
  of Incorporation)                                                      Identification No.)

             One American Row, Hartford, CT                                     06102 -5056
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        (Address of Principal Executive Offices)                                  (Zip Code)

Registrant's telephone number, including area code:                        (860) 403-5000
                                                                         -------------------

                                       NOT APPLICABLE
             ------------------------------------------------------------------
                (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On March 11, 2005, The Phoenix Companies, Inc. issued a news release announcing a revision to its fourth quarter and full-year 2004 net income and the filing of its 2004 Form 10-K.
This news release is furnished as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     Exhibits

        The following exhibit is furnished herewith:

        99.1 News release of The Phoenix Companies, Inc. dated March 11, 2005, regarding the matters described in Item 2.02.

                                         SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE PHOENIX COMPANIES, INC.

Date:  March 11, 2005                               By:    /s/ Scott R. Lindquist
                                                           --------------------------------
                                                           Name:  Scott R. Lindquist
                                                           Title: Senior Vice President and
                                                                   Chief Accounting Officer